EXHIBIT 99.1

USFM and Twin Vee Amend Merger Agreement

GOLDEN, CO and FORT PIERCE, FL / ACCESSWIRE / October 8, 2026 — USFM Corporation (“USFM”), a privately held, U.S.-based mineral exploration company advancing critical mineral opportunities in Greenland, and Twin Vee PowerCats Co. (Nasdaq: VEEE) (“Twin Vee”), a manufacturer, distributor and marketer of power sport boats, announced today that they have amended their definitive merger agreement for USFM’s pending business combination with Twin Vee, which was initially entered into on July 12, 2026. The amended merger agreement, amongst other changes, reflects a revised transaction structure, includes a requirement for USFM to use reasonable best efforts to seek to close an up to $5 million private investment in public equity (PIPE) investment, and reflects a reduction in the post-closing stock split for the combined company from 90% pre-closing USFM stockholders / 10% pre-closing Twin Vee stockholders under the initial merger agreement to 93% pre-closing USFM stockholders / 7% pre-closing Twin Vee stockholders under the amended merger agreement. Other key terms of the July 12, 2026 initial merger agreement remain unchanged.

Pursuant to the terms of the transaction, a newly formed entity called Twin Vee Holdco Inc., a Texas corporation (“Pubco”), formed two new transitory merger subsidiaries, one of which will merge with USFM and the other of which will merge with Twin Vee, resulting in Pubco as the parent company holding both USFM and Twin Vee as separate wholly owned subsidiaries at closing. Pubco will be owned 93% by pre-closing USFM stockholders and 7% by pre-closing Twin Vee stockholders. Pubco’s shares will be registered with the SEC and its stock is expected to be listed on NYSE American or another national securities exchange. Additionally, as previously disclosed, prior to completion of the mergers, Twin Vee will form a Delaware statutory trust (the “CVR Trust”) for the benefit of the pre-closing Twin Vee stockholders. Each pre-closing Twin Vee stockholder will receive a non-transferable contingent value right (“CVR”) in the CVR Trust as a special distribution from Twin Vee. Twin Vee will transfer the assets and liabilities relating to its marine business to the CVR Trust and the CVR Trust will operate the marine business as a separate company focused on delivering leading recreational marine products to boating enthusiasts. The CVRs will entitle holders to receive future distributions from the CVR Trust, which are expected to be generated from the operations or sale of the marine business.

The amended transaction terms are intended to unlock value for stockholders, provide the operating business with greater strategic and financial flexibility, and position both businesses for their next phase of growth.

The amended merger agreement has been approved by the Board of Directors of Twin Vee and the Board of Directors of USFM Corporation. The closing of the transaction is subject to customary closing conditions, including approval by Twin Vee’s disinterested shareholders, applicable regulatory approvals, and the satisfaction or waiver of other conditions contained in the definitive agreements. The parties currently expect the transaction to close in the fourth quarter of 2026 or the first quarter of 2027, subject to the satisfaction of closing conditions. Neither USFM nor Twin Vee expects any immediate changes to customer service, vendor relationships, or employee operations as a result of today’s announcement.

Advisors

Loeb & Loeb LLP is serving as legal counsel to USFM. Sheppard Mullin Richter & Hampton LLP is serving as legal counsel to Twin Vee. Houlihan Capital provided a fairness opinion to the Board of Directors of Twin Vee.

About USFM Corporation

USFM Corporation is a privately held U.S.-based mineral exploration company focused on advancing critical mineral opportunities in stable jurisdictions. USFM is currently focused on the Disko-Nuussuaq Project in Greenland, one of the largest underexplored magmatic nickel districts globally.

Learn more about USFM at usfm.com.

About Twin Vee PowerCats Co.

Twin Vee PowerCats Co. manufactures a range of boats under the Twin Vee and Bahama Boat Works brands, designed for activities including fishing, cruising, and recreational use. Twin Vee PowerCats are recognized for their stable, fuel-efficient, and smooth-riding catamaran hull designs. Twin Vee is one of the most recognizable brand names in the catamaran sport boat category and is known as the “Best Riding Boats on the Water™.” Bahama Boat Works is an iconic luxury brand long celebrated for its unmatched craftsmanship, timeless aesthetic, and dedication to producing some of the finest offshore fishing vessels.

Twin Vee is located in Fort Pierce, Florida, and has been building and selling boats for 30 years.

Learn more at twinvee.com and bahamaboatworks.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements and include statements regarding the proposed merger between USFM and Twin Vee and the concurrent privatization of Twin Vee’s marine business; the formation of a trust to operate the marine business as a private company; the anticipated strategic and financial benefits of the transactions, including the unlocking of shareholder value, the lowering of operating overhead, and the ability to dedicate more resources to product development, manufacturing, and customer support; the expected timing for completion of the transactions in the fourth quarter of 2026 or first quarter of 2027; the expectation that there will be no immediate changes to operations, customer service, or vendor relationships; and Pubco’s future trading on NYSE American or another national securities exchange.

These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict, that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on Twin Vee’s relationships with its employees, existing customers or potential future customers, and the risk factors described in Twin Vee’s Annual Report on Form 10-K for the year ended December 31, 2025, Twin Vee’s Quarterly Reports on Form 10-Q, Twin Vee’s Current Reports on Form 8-K and subsequent filings by Twin Vee, Pubco, and USFM with the SEC. The information in this press release is provided only as of the date of this release, and none of Pubco, USFM, and Twin Vee undertakes any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events, except as required by law.

Additional Information and Where to Find It

Pubco intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which shall include a joint proxy statement of USFM and Twin Vee, in connection with the proposed business combination involving USFM and Twin Vee, and Pubco, Twin Vee, and USFM will furnish or file other materials with the SEC in connection with the proposed transaction. The definitive joint proxy statement will be sent or given to the stockholders of USFM and Twin Vee and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, USFM’S STOCKHOLDERS AND TWIN VEE’S STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The Registration Statement, joint proxy statement and other relevant materials (when they become available), and any other documents filed by Pubco, USFM, and Twin Vee with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of such documents from Twin Vee by contacting Twin Vee by telephone at (772) 429-2525, or by mail to Twin Vee PowerCats Co., 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982 or from USFM by contacting USFM by telephone at (872) 216-1518, or by mail to USFM Corporation, 1707 Cole Blvd, Suite 200, Golden, Colorado 80401.

Participants in the Solicitation

Pubco, USFM, Twin Vee and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of USFM and Twin Vee in connection with the proposed transaction. Information regarding the interests of these directors and officers in the transaction described herein will be included in the Registration Statement and other SEC filings described above. Additional information regarding the directors and executive officers of Twin Vee is included in the proxy statement for its 2025 Annual Meeting, which was filed with the SEC on October 23, 2025, its Annual Report on Form 10-K, which was filed with the SEC on February 27, 2026, and is supplemented by other public filings made, and to be made, with the SEC by Pubco, USFM, and Twin Vee.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contact:

USFM Corporation

Tel: (872) 216-1518

Twin Vee

Glenn Sonoda
investor@twinvee.com